UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

MCORPCX, INC.

(Exact name of Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

000-54918	26-0030631
(Commission File Number)	(I.R.S. Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California 94105

(Address of Office)

(415) 526-2655

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

        McorpCX, Inc. (the “Company”) held a special shareholder meeting in lieu of an annual meeting of shareholders on June 29, 2020 (the “Special Meeting”). At the Special Meeting, shareholders were requested to: (1) approve the sale of all of the outstanding limited liability company membership units of McorpCX, LLC pursuant to the terms of the Unit Purchase Agreement, dated April 15, 2020, by and between the Company and mfifty, LLC (the “LLC Sale Proposal”); (2) approve the Company’s application for the delisting of its shares of common stock from the TSX Venture Exchange; (3) elect five directors nominated by the Company’s board of directors to serve until the next annual meeting of stockholders; (4) amend the Company’s articles of incorporation to establish a quorum threshold of one-third of the total outstanding shares of common stock for future stockholder meetings; (5) amend the Company’s bylaws to change the composition of the Company’s board of directors from five directors to a range of between five and nine directors, with the specific number to be determined by the Company’s board of the directors in their discretion from time-to-time; (6) amend the Company’s articles of incorporation to change the name of the Company from McorpCX, Inc. to MCX Technologies Corporation; (7) ratify the selection of MaloneBailey LLP as the independent auditor for the Company to conduct the audit of the year ended December 31, 2020; (8) approve, on a non-binding advisory basis, the compensation of the Company's named executive officers; (9) conduct a non-binding advisory vote on the frequency of future advisory votes on executive compensation; and (10) consider and vote on a proposal to adjourn or postpone the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the LLC Sale Proposal if there are not sufficient votes at the time of the Special Meeting to approve the LLC Sale Proposal, all of which were described in more detail in the Company's Definitive Proxy Statement on Schedule 14A dated May 22, 2020 (the “Proxy Statement”). The results of the voting on the matters submitted to the Company's shareholders are as follows:

1.

Approval of the sale of all of the outstanding limited liability company membership units of McorpCX, LLC pursuant to the terms of the Unit Purchase Agreement dated April 15, 2020, by and between the Company and mfifty, LLC.

The sale of all of the outstanding limited liability company membership units of McorpCX, LLC pursuant to the terms of the Unit Purchase Agreement was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
14,028,503	-	-	264,150

2.	Approval of the Company’s application for delisting of its shares of common stock from the TSX Venture Exchange.

The Company’s planned application to delist its shares of common stock from the TSX Venture Exchange was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
14,026,503	2,000	-	264,150

3.	Election of directors to hold office for the ensuring year.

All of the five nominees for the Company's board of directors were elected, and the voting results are set forth below:

	For	Withheld	Abstentions and Broker Non-Votes
Barry MacNeil	14,028,503	-	264,150
Giuseppe (Pino) Perone	14,028,503	-	264,150
Nii A. Quaye	14,028,503	-	264,150
Matthew Kruchko	14,028,503	-	264,150
Gregg Budoi	14,028,503	-	264,150

4.	Approval of the amendment to the Company’s articles of incorporation to establish a quorum threshold of one-third of the total outstanding shares of common stock for future stockholder meetings.

The proposal to amend the Company’s articles of incorporation to establish a quorum threshold of one-third of the total outstanding shares of common stock for future stockholder meetings was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
14,026,503	2,000	-	264,150

5.

Approval of the amendment to the Company’s bylaws to change the composition of the Company’s board of directors from five directors to a range of between five and nine directors, with the specific number to be determined by the Company’s board of the directors in their discretion from time-to-time.

The proposal to amend the Company’s bylaws to change the composition of the Company’s board of directors from five directors to a range of between five and nine directors, with the specific number to be determined by the Company’s board of the directors in their discretion from time-to-time was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
14,292,653	-	-	-

6.	Approval of the amendment to the Company’s articles of incorporation to change the name of the Company from McorpCX, Inc. to MCX Technologies Corporation.

The proposal to amend the Company’s articles of incorporation to change the name of the Company from McorpCX, Inc. to MCX Technologies Corporation:

For	Against	Abstentions	Broker Non-Votes
14,292,653	-	-	-

7.	Appointment of Independent Auditors.

The ratification of the appointment of MaloneBailey LLP as the Company's independent auditors for fiscal year ended December 31, 2020 was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
14,292,653	-	-	-

8.	Non-binding advisory vote on executive compensation.

The Company's shareholders approved on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
14,028,503	-	-	264,150

9.	Non-binding advisory vote on the frequency of future advisory votes on executive compensation.

The non-binding resolution to conduct future advisory votes on executive compensation every year was approved, and the voting results are set forth below:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
13,973,503	5,000	-	50,000	264,150

Based on the recommendation of the Company’s board of directors in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has adopted a policy to hold an advisory vote on executive compensation annually.

10.	Adjournment of the Special Meeting.

The Company's shareholders approved the adjournment of the Special Meeting and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
14,292,653	-	-	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCORPCX, INC.

/s/ Matthew Kruchko

Matthew Kruchko

President and Chief Executive Officer

Date: July 1, 2020